EXHIBIT 99.1
                                 ------------

                 Computational Materials prepared by Deutsche.

RAST A6
Preliminary Collateral Analysis
All records
452 records                                                Deutsche Bank [LOGO]
Balance:  205,250,819
==============================================================================



------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
Doc                            of           Principal         Principal
Type                        Loans             Balance           Balance
------------------------------------------------------------------------------
Full/Alt                      200       87,668,311.67             42.71
Stated Documentation          154       73,390,936.25             35.76
FULL Express                   45       22,944,511.74             11.18
No Documentation               23        7,214,099.25              3.51
NO Ratio                       15        6,989,798.02              3.41
NINA                            9        4,212,959.19              2.05
Limited                         6        2,830,202.49              1.38
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
                               of           Principal         Principal
Occupancy                   Loans             Balance           Balance
------------------------------------------------------------------------------
Primary                       423      191,776,906.79             93.44
Second Home                    15        7,899,249.13              3.85
Investment                     14        5,574,662.69              2.72
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
Current                    Number             Current           Current
Principal                      of           Principal         Principal
Bal($)                      Loans             Balance           Balance
------------------------------------------------------------------------------
1 - 100,000                     9          629,503.03              0.31
100,001 - 200,000              19        2,729,597.86              1.33
200,001 - 300,000              13        3,501,609.57              1.71
300,001 - 400,000             141       50,661,683.10             24.68
400,001 - 500,000             132       58,952,037.52             28.72
500,001 - 600,000              74       40,370,433.35             19.67
600,001 - 700,000              35       22,093,968.62             10.76
700,001 - 800,000              10        7,597,596.93              3.70
800,001 - 900,000               7        6,014,422.26              2.93
900,001 - 1,000,000             8        7,780,300.16              3.79
1,000,001 >=                    4        4,919,666.21              2.40
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------
Minimum:  47,000.14
Maximum:  1,422,040.67
Average:  454,094.73
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
Loan                           of           Principal         Principal
Purpose                     Loans             Balance           Balance
------------------------------------------------------------------------------
Refinance - Rate Term         246      112,094,161.94             54.61
Refinance - Cashout           153       68,233,297.46             33.24
Purchase                       53       24,923,359.21             12.14
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
Property                       of           Principal         Principal
Type                        Loans             Balance           Balance
------------------------------------------------------------------------------
Single Family Residence       335      151,848,447.08             73.98
PUD                            87       40,518,570.80             19.74
2 Family                       11        6,051,500.10              2.95
Condo - Low Rise <5 floors     15        5,550,676.85              2.70
3 Family                        2          801,800.73              0.39
Condo - High Rise >8 floors     1          397,153.48              0.19
Townhouse                       1           82,669.57              0.04
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
Mortgage                       of           Principal         Principal
Rate (%)                    Loans             Balance           Balance
------------------------------------------------------------------------------
4.001 - 4.500                   7        2,072,847.11              1.01
4.501 - 5.000                 113       55,256,652.09             26.92
5.001 - 5.500                 252      113,019,746.16             55.06
5.501 - 6.000                  62       27,843,948.16             13.57
6.001 - 6.500                  15        6,392,130.10              3.11
6.501 - 7.000                   2          355,978.16              0.17
7.001 - 7.500                   1          309,516.83              0.15
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------
Minimum: 4.250
Maximum: 7.125
Weighted Average: 5.290


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
                               of           Principal         Principal
Originator                  Loans             Balance           Balance
------------------------------------------------------------------------------
INDYMAC                       452      205,250,818.61            100.00
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
Original                   Number             Current           Current
Loan-to-Value                  of           Principal         Principal
Ratio (%)                   Loans             Balance           Balance
------------------------------------------------------------------------------
0.01 - 60.00                  209       98,185,883.08             47.84
60.01 - 70.00                 121       57,430,863.46             27.98
70.01 - 80.00                  99       45,105,847.56             21.98
80.01 - 85.00                   5        1,521,004.81              0.74
85.01 - 90.00                   6        1,198,964.15              0.58
90.01 - 95.00                  11        1,742,730.20              0.85
95.01 - 100.00                  1           65,525.35              0.03
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------
Minimum:      13.33
Maximum:      98.51
Weighted Average by Original Balance: 59.11
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
Top                            of           Principal         Principal
States                      Loans             Balance           Balance
------------------------------------------------------------------------------
California                    245      111,875,075.03             54.51
New York                       65       32,817,221.17             15.99
New Jersey                     13        6,265,884.08              3.05
Virginia                       13        5,529,355.75              2.69
Texas                           9        4,015,110.91              1.96
Massachusetts                   7        3,985,152.63              1.94
Other                         100       40,763,019.04             19.86
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
FICO                           of           Principal         Principal
Score                       Loans             Balance           Balance
------------------------------------------------------------------------------
600 - 649                      35       14,879,285.44              7.25
650 - 699                      89       42,558,877.72             20.74
700 - 749                     155       68,143,000.95             33.20
750 - 799                     161       74,442,610.14             36.27
800 >=                         12        5,227,044.36              2.55
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------
Minimum:  621
Maximum:  809
Weighted Average:  728
% UPB missing FICOs:  0.0
------------------------------------------------------------------------------

RAST A6
Preliminary Collateral Analysis
All records
452 records                                                Deutsche Bank [LOGO]
Balance:  205,250,819
==============================================================================


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
                               of           Principal         Principal
Origination Date            Loans             Balance           Balance
------------------------------------------------------------------------------
1998-08                         1          276,313.17              0.13
1999-06                         1          264,584.72              0.13
2001-01                         1          301,938.17              0.15
2001-02                         2          636,194.39              0.31
2001-03                         1          779,955.36              0.38
2001-04                         3        1,367,288.61              0.67
2001-05                         5        1,918,294.62              0.93
2001-06                         2        1,062,589.81              0.52
2001-07                         1          314,944.94              0.15
2001-08                         5        1,981,304.58              0.97
2001-09                         2          875,156.19              0.43
2001-10                         5        1,962,939.92              0.96
2001-11                         2        1,092,977.68              0.53
2001-12                         3        1,590,565.97              0.77
2002-02                         1          298,326.65              0.15
2002-03                         1          506,471.37              0.25
2002-05                         2          728,484.25              0.35
2002-07                         3        1,198,186.45              0.58
2002-08                        12        4,985,247.58              2.43
2002-09                        13        5,781,642.70              2.82
2002-10                        21        8,755,164.76              4.27
2002-11                        14        6,807,206.54              3.32
2002-12                        28       11,506,270.24              5.61
2003-01                        10        3,392,499.05              1.65
2003-02                         5          919,592.47              0.45
2003-03                         5        1,615,597.35              0.79
2003-04                         8        3,538,439.20              1.72
2003-05                         3        1,908,671.92              0.93
2003-06                         3        1,407,903.73              0.69
2003-08                         3        1,705,966.06              0.83
2003-09                         3        1,475,363.45              0.72
2003-10                         4        1,287,003.55              0.63
2003-11                         1          330,254.85              0.16
2003-12                         5        1,899,056.96              0.93
2004-01                        14        7,030,535.38              3.43
2004-02                        21        9,867,120.77              4.81
2004-03                        94       45,169,296.69             22.01
2004-04                        82       39,001,027.55             19.00
2004-05                        54       26,376,440.96             12.85
2004-06                         8        3,334,000.00              1.62
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
                               of           Principal         Principal
Seasoning                   Loans             Balance           Balance
------------------------------------------------------------------------------
<= 0                           45       21,102,453.00             10.28
1 - 3                         220      106,376,516.34             51.83
4 - 6                          15        5,868,162.46              2.86
7 - 9                          10        4,468,333.06              2.18
10 - 12                         4        2,336,163.99              1.14
13 - 15                        19        6,745,526.01              3.29
16 - 18                        47       19,410,193.99              9.46
19 - 21                        50       21,141,587.12             10.30
22 - 24                         6        2,572,036.49              1.25
25 - 27                         2          804,798.02              0.39
28 - 30                         5        2,683,543.65              1.31
31 - 33                        12        4,819,400.69              2.35
34 - 36                         7        3,026,780.47              1.47
37 - 39                         6        2,711,116.41              1.32
40 - 42                         2          643,309.02              0.31
58 - 60                         1          264,584.72              0.13
67 - 69                         1          276,313.17              0.13
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Months to Rate Adjustment
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                   % of
                           Number             Current           Current
                               of           Principal         Principal
Product Type                Loans             Balance           Balance
------------------------------------------------------------------------------
Fixed - 10 Year                 2          808,651.91              0.39
Fixed - 15 Year               446      203,059,569.25             98.93
Balloon - 15/20                 1          290,264.24              0.14
B15/17                          1          382,368.43              0.19
B15/21                          1          274,080.71              0.13
B15/24                          1          435,884.07              0.21
------------------------------------------------------------------------------
Total:                        452      205,250,818.61            100.00
------------------------------------------------------------------------------